EXECUTION VERSION

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (Hypothecation Facility) dated as of July 28, 2023 (this “Amendment”) between BLUEGREEN/BIG CEDAR VACATIONS, LLC, a Delaware limited liability company (the “Borrower”) and ZIONS BANCORPORATION, N.A., dba NATIONAL BANK OF ARIZONA (the “Lender”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

RECITALS

A.  The Borrower and the Lender are party to that certain Third Amended and Restated Loan and Security Agreement dated as of September 25, 2020 as amended by that certain First Amendment to Third Amended and Restated Loan and Security Agreement dated as of May 1, 2023 (as amended by this Amendment and as hereafter amended and as hereafter amended, supplemented or otherwise modified from time to time, the “Loan Agreement”).

B.Subject to the satisfaction of certain conditions, the Borrower and the Lender have agreed to make certain modifications to the Loan Agreement terms.  This Amendment shall document those modifications.

AGREEMENTS

Accordingly, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Loan Agreement.

(a) The Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example:  ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth on the pages of the Credit Agreement attached as Annex A hereto.

(b) The following Exhibits attached hereto to this Amendment are inserted into the Credit Agreement as Exhibits A-4; B-5; C-4; D-4; F-4; M-4; and P-5.
(c) Exhibit K attached to the Credit Agreement is amended, restated and replaced with Exhibit K attached to this Amendment.

2. Conditions to Effectiveness and Consummation of the Amendment.  This Amendment shall become effective as of the first date (the “Second Amendment Effective Date”) on which the following conditions have been satisfied:

(a) the Lender (or its counsel) shall have received from the Borrower counterparts of this Amendment, an amendment to the Custodial Agreement, a ratification to the Subordination Agreement, and an amendment to the UCC Financing Statement, each to the extent required by Lender, signed on behalf of the Borrower and the other applicable parties thereto;

B

(b) the Lender shall have received such documents and certificates as the Lender or its counsel may reasonably request including a certification of the identity, authority and capacity of each officer or officers of the Borrower authorized to act in connection with this Amendment and any other legal matters relating to the Borrower, the Amendment and the other documents executed in connection therewith, all in form and substance satisfactory to the Lender and its counsel;

(c) the Lender shall have received such financial information and projections, regarding the Borrower as Lender may reasonably request;

(d) the Borrower shall have delivered to Lender and its counsel the timeshare project due diligence (including timeshare consumer documents) for the new Branson Cedars Resort project, which shall be satisfactory in form and content;

(e) the Borrower shall deliver to Lender the Public Report for each Timeshare Project and for the Vacation Club, copies of which have been previously delivered to Lender, has been approved by all applicable regulatory agencies and in form and content complies in all material respects with all applicable Legal Requirements;

(f) the Borrower shall have paid Lender the following: (i) $175,000, which shall be fully earned when paid, and (ii) all of the reasonable expenses incurred by the Lender in connection with the transactions contemplated by this Amendment, including, without limitation, the reasonable fees and disbursements of Lender’s attorneys and their staff, and any recording and filing fees, charges and expenses;

(g) the Lender shall have received a favorable written opinion from counsel to the Loan Parties, in form and substance reasonably satisfactory to the Lender;
(h) Since September 25, 2020, there shall have been no event, circumstance or occurrence that could reasonably be expected to have a Material Adverse Change; and
(i) no Event of Default or Incipient Default exists.

3. Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Lender that, as of the Second Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Second Amendment Effective Date:

(a) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes, and the Loan Agreement, as amended hereby on the Second Amendment Effective Date, will constitute, its legal, valid and binding obligation, enforceable against each of the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and implied covenants of good faith and fair dealing.

(a) The representations and warranties of the Borrower set forth in the Loan Documents are, after giving effect to this Amendment, true and correct in all material respects on and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

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(b) After giving effect to this Amendment and the transactions contemplated hereby, no Incipient Default or Event of Default has occurred and is continuing on the Second Amendment Effective Date.

4. Effect of Amendment.      Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lender under the Loan Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Loan Agreement or entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Loan Document in similar or different circumstances.  This Amendment shall apply to and be effective only with respect to the provisions of the Loan Agreement and the other Loan Documents specifically referred to herein.

(a) On and after the Second Amendment Effective Date, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Loan Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Loan Agreement, as amended hereby.

5. Reaffirmation.  The Borrower hereby reaffirms and admits the validity and enforceability of each Loan Document to which it is a party and its obligations thereunder, and agrees and admits that it has no defense to or offset against any such obligation, represents and warrants that no Incipient Default has occurred and is continuing, and represents and warrants that all of the representations and warranties made by it in the Loan Documents to which it is a party are true and correct in all material respects, both immediately before and after giving effect to this Amendment (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date).

6. Originally Executed Documents.  As an express condition to Lender making the Loan and any Loan advance(s) to Borrower based upon Lender’s receipt of fully-executed imaged copies of this Amendment, Borrower shall deliver to Lender fully-executed Amendment documents with original hand-written signatures (i.e., wet signatures) of the Borrower on or before thirty (30) days from the date of this Amendment, and the Borrower’s failure to do so on or before such date shall constitute an Event of Default under the Loan Agreement and the Loan Documents.  Notwithstanding the foregoing, Borrower and Lender agree that the this Amendment may be signed and transmitted by electronic mail of a .PDF document and thereafter maintained in imaged or electronic form, and that such imaged or electronic record shall be valid and effective to bind the party so signing as a paper copy bearing such party’s hand-written signature. The Borrower and the Lender further agree that the signatures appearing on this Amendment (whether in imaged or other electronic format) shall be treated, for purpose of validity, enforceability and admissibility, the same as hand-written signatures. This Amendment may be executed in one or more counterparts, each of which shall be an original, and all of which together shall constitute a single instrument.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Arizona.
8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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Signature pages follow

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[SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]

(Hypothecation Facility)

IN WITNESS WHEREOF, the parties hereto have executed this Amendment or have caused the same to be executed by their duly authorized representatives, and delivered, as of the date first above written.

BORROWER: BLUEGREEN/BIG CEDAR VACATIONS, LLC, a Delaware limited liability company By:/s/ Paul Humprey Name:Paul Humphrey Title:Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]

(Hypothecation Facility)

IN WITNESS WHEREOF, the parties hereto have executed this Amendment or have caused the same to be executed by their duly authorized representatives, and delivered, as of the date first above written.

LENDER: ZIONS BANCORPORATION, N.A. DBA NATIONAL BANK OF ARIZONA, a national banking association By:/s/ Kristen Carreno Name:Kristen Carreno Title:Senior Vice President

ANNEX A

[REDLINE OF CONFORMED COPY OF CREDIT AGREEMENT]

EXHIBIT A-4

Form of Collateral Assignment of Notes Receivable and Purchaser Mortgages
(Branson Cedars)

COLLATERAL ASSIGNMENT OF Notes receivable and DEEDS OF TRUST

(Timeshare Interests at Branson Cedars)

_________________, 20__

FOR VALUABLE CONSIDERATION, intending to be legally bound hereby, BLUEGREEN/BIG CEDAR VACATIONS, LLC, a Delaware limited liability company, with an address at 4960 Conference Way North, Suite 100, Boca Raton, Florida 33431 (“Borrower” or “Grantor”), hereby collaterally assigns and transfers to ZIONS BANCORPORATION, N.A. DBA NATIONAL BANK OF ARIZONA, a national banking association, having an office at 6001 N. 24th Street, Building B, Phoenix, AZ  85016 (“Lender” or “Grantee”) all of Borrower's interest in, to and under those Deeds of Trust described on Exhibit ”A” attached hereto, recorded in the Office of the County Recorder in and for the County of Taney, Missouri, encumbering certain timeshare interests more particularly described on Exhibit ”B” attached hereto and in the Deeds of Trust described on Exhibit ”A”, together with the Notes Receivable secured by such Deeds of Trust, all other documents executed and delivered in connection with such Deeds of Trust and Notes Receivable, including the other Timeshare Program Consumer Documents,  all monies due and to become due on account of such Deeds of Trust, Notes Receivable, Timeshare Program Consumer Documents and other documents, and all rights accrued or to accrue under such Deeds of Trust, Notes Receivable, Timeshare Program Consumer Documents and other documents.  Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning as set forth in that certain Third Amended and Restated Loan and Security Agreement dated as of September 25, 2020, between Borrower and Lender, as it may from time to time be amended, modified or restated (the “Loan Agreement”).

This Assignment has been made and delivered pursuant to the provisions of the Loan Agreement and secures the payment of:

1.All amounts at any time owing by Borrower to Lender on account of the Fifth Amended and Restated Revolving Promissory Note of the Borrower payable to the order of Lender, dated as of September 25, 2020 and delivered to Lender pursuant to the Loan Agreement and all amendments, modifications, increases and reductions thereof and any replacement or substitute notes issued therefor (the “Note”) in the current face amount of SEVENTY MILLION DOLLARS ($70,000,000.00);

2.All amounts at any time owing by Borrower to Lender under any provisions of the Loan Agreement or any documents collateral thereto and all Obligations; and

3.All costs of collecting said amounts, including reasonable attorneys' fees.

Borrower does hereby agree to warrant and forever defend the title to such Deeds of Trust, Notes Receivable and other Timeshare Program Consumer Documents unto Lender, its successors and assigns against any claims of any person whatsoever, other than with respect to Permitted Encumbrances.  The Deeds of Trust described on “Exhibit A” may not be amended, modified or restated without the prior written consent of Lender.

Borrower represents and warrants to Lender, its successors and assigns that such Notes Receivable, Deeds of Trust and other Timeshare Program Consumer Documents are collaterally assigned and transferred hereunder, free and clear of any lien, claim or encumbrances of any nature, other than Permitted Encumbrances.

IN WITNESS WHEREOF, Borrower has executed this Assignment, effective as of the day and year first above written.

BLUEGREEN/BIG CEDAR VACATIONS, LLC, a Delaware limited liability company

By:
Name/Title:

STATE OF Florida)

 ) SS:

COUNTY OF Palm Beach  )

On ____________, 20__, before me, Issac Kopp,  Manager of Funding, Mortgage, Bluegreen/Big Cedar Vacations, LLC personally appeared, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

Witness my hand and official seal.

___________________________________

Notary Public

(SEAL)

EXHIBIT “B”

to Collateral Assignment of Notes Receivable and Deeds of Trust

(Branson Cedars)

The following described real property, to wit:

Timeshare Interest(s), as more particularly described in each applicable Deed of Trust set forth on Exhibit "A", consisting of a fee simple undivided interest(s) in the Property, together with the right to use and occupy a Unit during a Use Period as more particularly set forth in the Declaration of Declaration of Condominium and Timeshare Plan For Branson Cedars, A Condominium, recorded in Document Number 2023L08370, as such may be further amended from time to time, all recorded in the Public Records of Taney County, Missouri and together with all rights appurtenant to such Timeshare Interest(s).

EXHIBIT “A”

to Collateral Assignment of Notes Receivable and Deeds of Trust

(Branson Cedars)

[See attached]

EXHIBIT B-5

ADDITIONAL PERMITTED ENCUMBRANCES

(Branson Cedars)

1.

Reservations, restrictions, easements, setbacks, rights-of-way and other matters dedicated, evidenced, noted or disclosed by Plat recorded in Plat Book/Slide G, Pages 636-637, Recorder's Office, Taney County, Missouri.

2.

Reservations, restrictions, easements, setbacks, rights-of-way and other matters dedicated, evidenced, noted or disclosed by Plat recorded in Plat Book/Slide I, Pages 283-284, Recorder's Office, Taney County, Missouri.

3.

Reservations, restrictions, easements, setbacks, rights-of-way and other matters dedicated, evidenced, noted or disclosed by Plat recorded in Plat Book/Slide I, Pages 701-702, Recorder's Office, Taney County, Missouri.

4.

Reservations, restrictions, easements, setbacks, rights-of-way and other matters dedicated, evidenced, noted or disclosed by Plat recorded in Plat Book/Slide L, Page 420, Recorder's Office, Taney County, Missouri.

5.

Reservations, restrictions, easements, setbacks, rights-of-way and other matters dedicated, evidenced, noted or disclosed by Plat recorded in Plat Book/Slide M, Pages 23-26, Recorder's Office, Taney County, Missouri.

6.

Reservations, restrictions, easements, setbacks, rights-of-way and other matters dedicated, evidenced, noted or disclosed by Plat recorded in Plat Book/Slide M, Page 291-292, Recorder's Office, Taney County, Missouri.

7.

Reservations, restrictions, easements, setbacks, rights-of-way and other matters dedicated, evidenced, noted or disclosed by Plat recorded in Plat Book/Slide M, Page 338-339, Recorder's Office, Taney County, Missouri.

8.	Easements, setbacks, rights-of-way and other matters dedicated, evidenced, noted or disclosed by Survey recorded in Book/Slide M, Pages 619-622, Recorder's Office, Taney County, Missouri.

9.	Easements, setbacks, rights-of-way and other matters dedicated, evidenced, noted or disclosed by Survey recorded in Book/Slide M, Pages 623-624, Recorder's Office, Taney County, Missouri.

10.	Deed of Easement granted to Guaranty Bank recorded in Book 2010, Page 56617; as amended certain amended and restated easement in Book 2023, at Page 8063, Recorder's Office, Taney County, Missouri

11.	Decision of Record recorded in Book 2019, Page 31309, Recorder's Office, Taney County, Missouri.

12.	Electric Line Right-of-Way Easement granted to White River Valley Electric Cooperative, Inc. recorded in Book 2020, Page 4477, Recorder's Office, Taney County, Missouri.

13.	Electric Line Right-of-Way Easement granted to White River Valley Electric Cooperative, Inc. recorded in Book 2020, Page 4478, Recorder's Office, Taney County, Missouri.

14.	Electric Line Right-of-Way Easement granted to White River Valley Electric Cooperative, Inc. recorded in Book 2020, Page 25935, Recorder's Office, Taney County, Missouri.

15.

Terms and provisions of Utility and Access Easement Agreement by and between Tranquility Group, LLC and Confluence Utility Operating Company, Inc.. recorded in Book 2021, Page 4913, Recorder's Office, Taney County, Missouri.

16.

General Assignment from Tranquility Group, LLC to Confluence Rivers Utility Operating Company, Inc. regarding the sewer and water systems, recorded in Book 2021, Page 4914, Recorder's Office, Taney County, Missouri.

17.	Affidavit of Affixation recorded December 20, 2022 in Book 2022, Page 30142, Recorder's Office Taney County, Missouri. (Lot 6, Oakmont Hills, Phase 4)

18.	Affidavit of Affixation recorded December 20, 2022 in Book 2022, Page 30143, Recorder's Office Taney County, Missouri. (Lot 10, Oakmont Hills, Phase 4)

19.	Affidavit of Affixation recorded December 20, 2022 in Book 2022, Page 30144, Recorder's Office Taney County, Missouri. (Lot 4, Oakmont Hills, Phase 4)

20.	Affidavit of Affixation recorded December 20, 2022 in Book 2022, Page 30145, Recorder's Office Taney County, Missouri. (Lot 10, Oakmont Hills, Phase 4)

21.	Affidavit of Affixation recorded December 20, 2022 in Book 2022, Page 30146, Recorder's Office Taney County, Missouri. (Lot 8, Oakmont Hills, Phase 4)

22.	Affidavit of Affixation recorded December 20, 2022 in Book 2022, Page 30147, Recorder's Office Taney County, Missouri. (Lot 9, Oakmont Hills, Phase 4)

23.	Affidavit of Affixation recorded December 20, 2022 in Book 2022, Page 30148, Recorder's Office Taney County, Missouri. (Lot 5, Oakmont Hills, Phase 4)

24.	Affidavit of Affixation recorded December 20, 2022 in Book 2022, Page 30149, Recorder's Office Taney County, Missouri. (Lot 2, Oakmont Hills, Phase 4)

25.	Affidavit of Affixation recorded December 20, 2022 in Book 2022, Page 30150, Recorder's Office Taney County, Missouri. (Lot 3, Oakmont Hills, Phase 4)

26.	Affidavit of Affixation recorded December 20, 2022 in Book 2022, Page 30151, Recorder's Office Taney County, Missouri. (Lot 7, Oakmont Hills, Phase 4)

27.

Terms and provisions of Memorandum of Understanding dated, April 5, 2023, recorded in Instrument No. 2023L07273; Assignment and Assumption of Rights filed in Book 2023, Page 8062, Recorder's Office, Taney County, Missouri.

28.	Terms and provisions of Memorandum of Understanding dated, April 5, 2023, recorded in Instrument No. 2023L07274, Recorder's Office, Taney County, Missouri.

29.	The past or future consequences of any change in the boundary of the premises herein described and referred to as Jones Road.

30.	The past or future consequences of any change in the boundary of the premises herein described and referred to as Freund Drive.

31.	The past or future consequences of any change in the boundary of the premises herein described and referred to as M.S.H. #86.

32.	The past or future consequences of any change in the boundary of the premises herein described and referred to as Oakmont Hills Drive.

33.	The past or future consequences of any change in the boundary of the premises herein described and referred to as Trails End Lane.

34.	The past or future consequences of any change in the boundary of the premises herein described and referred to as Rocky Ledge Way.

35.	The past or future consequences of any change in the boundary of the premises herein described and referred to as Heavy Timber Drive.

36.	The past or future consequences of any change in the boundary of the premises herein described and referred to as cul-de-sac.

37.	The past or future consequences of any change in the boundary of the premises herein described and referred to as platted road.

38.	The past or future consequences of any change in the boundary of the premises herein described and referred to as Bradford Way.

39.	The past or future consequences of any change in the boundary of the premises herein described and referred to as Fore Lane.

40.	Although the legal description of the insured parcel contains a reference to acreage, our policy does not insure that the insured parcel contains said acreage.

EXHIBIT C-4

FORMS OF TIMESHARE PROGRAM CONSUMER DOCUMENTS

(Branson Cedars Project)

[See attached]

EXHIBIT D-4

FORM OF TITLE POLICY AND ENDORSEMENT

(Branson Cedars)

[See Attached]

EXHIBIT F-4

Form of Reassignment of Notes Receivable and Purchaser Mortgages

(Branson Cedars)

REASSIGNMENT OF NOTES RECEIVABLE AND PURCHASER MORTGAGES

(Branson Cedars)

FOR VALUABLE CONSIDERATION,  ZIONS BANCORPORATION, N.A. DBA NATIONAL BANK OF ARIZONA, a national banking association, as Grantor, whose address is 6001 N. 24th Street, Building B, Phoenix, AZ  85016 (“Lender”), hereby assigns and transfers to BLUEGREEN/BIG CEDAR VACATIONS, LLC, a Delaware limited liability company, as Grantee, whose address is 4960 Conference Way North, Suite 100, Boca Raton, Florida 33431 (“Borrower”), all of Lender's interest in, to and under those Deeds of Trust described on Exhibit ”A” attached hereto, recorded in the Office of the County Recorder in and for the County of Taney, Missouri, encumbering certain timeshare interests more particularly described on Exhibit ”B” attached hereto and in the Deeds of Trust described on Exhibit ”A”, together with the Notes Receivable secured by such Deeds of Trust, all other documents executed and delivered in connection with such Deeds of Trust and Notes Receivable, including the other Timeshare Program Consumer Documents,  all monies due and to become due on account of such Deeds of Trust, Notes Receivable, Timeshare Program Consumer Documents and other documents, and all rights accrued or to accrue under such Deeds of Trust, Notes Receivable, Timeshare Program Consumer Documents and other documents.  Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning as set forth in that certain Third Amended and Restated Loan and Security Agreement dated as of September 25, 2020, between Borrower and Lender, as it may from time to time be amended, modified or restated (the “Loan Agreement”).

This Assignment has been made without recourse and without representations or warranty of any kind, express or implied.

IN WITNESS WHEREOF, Lender has executed this Reassignment, effective as of __________.

ZIONS BANCORPORATION, N.A. DBA NATIONAL BANK OF ARIZONA, a national banking association

By:
Name/Title:

STATE OF ARIZONA)

 ) SS:

COUNTY OF MARICOPA)

On ______________________, 20___, before me, ___________________________ personally appeared ___________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

Witness my hand and official seal.

___________________________________

Notary Public

(SEAL)

EXHIBIT “B”

to Reassignment of Notes Receivable and Purchaser Mortgages

(Branson Cedars)

The following described real property, to wit:

Timeshare Interest(s), as more particularly described in each applicable Deed of Trust set forth on Exhibit "A", consisting of a fee simple undivided interest(s) in the Property, together with the right to use and occupy a Unit during a Use Period as more particularly set forth in the Declaration of Declaration of Condominium and Timeshare Plan For Branson Cedars, A Condominium, recorded in Document Number 2023L08370, as such may be further amended from time to time, all recorded in the Public Records of Taney County, Missouri and together with all rights appurtenant to such Timeshare Interest(s).

EXHIBIT “A”

to Reassignment of Notes Receivable and Purchaser Mortgages

(Branson Cedars)

[See attached]

EXHIBIT K

Form of Confirmation of Recording

[Print on Letterhead of Agent for Title Company]

,  20

ZIONS BANCORPORATION, N.A. dba National Bank of Arizona 6001 N. 24th Street

Building B Phoenix, AZ 85016

Attention: Kristen Carreno

Re:   Third Amended and Restated Loan and Security Agreement dated as of September 25, 2020, by and between Bluegreen/Big Cedar Vacations, LLC, and ZIONS BANCORPORATION, N.A. dba National Bank of Arizona, as amended (the “Loan Agreement”)

Ladies and Gentlemen:

This is the Confirmation of Recording referenced in Sections 4.2.1(g) and 4.2.2(c) of the Loan Agreement. On behalf of Resort Title Agency, Inc. (the “Title Company”), I hereby confirm as follows:

(a)

each Purchaser Mortgage described on Schedule A attached hereto which is being assigned to Lender, pursuant to the Assignment, has been recorded or sent for recording in the public records of Taney County, Missouri and all fees, costs, and other payments required in connection with such recording have been or will be paid;

(b)

at the time of such recording(s), each such Purchaser Mortgage was or will be, of record, a first priority deed of trust prior to and superior in lien to all other monetary liens, encumbrances and mortgages whatsoever, other than Permitted Encumbrances and title to each of the Timeshare Interests encumbered by the applicable Purchaser Mortgage described on Schedule A attached hereto was vested in Vacation Trust, Inc. free and clear of all liens, encumbrances and mortgages except for the Purchaser Mortgage in favor of Borrower, which has been or will be assigned to Lender pursuant to the Assignment, and Permitted Encumbrances;

(c)

at the time of such recording, Borrower was, of record, the owner of such Purchaser Mortgage and the Note Receivable secured thereby, free of all liens encumbrances, prior assignment and claims of third parties whatsoever, other than Permitted Encumbrances;

(d)

the Assignment in favor of Lender is an original and in recordable form, and I will send copies of the unrecorded original Assignment, the recorded Purchaser Mortgage and a copy of this Confirmation of Recording to your Custodial Agent for receipt no later than the applicable Trailing Documents Delivery Date; and

(e)

The Title Company hereby commits to issuing to you and forwarding to the Custodial Agent, within the earlier to occur of (a) prior to the expiration of the applicable Trailing Documents Delivery Date or (b) prior to the expiration of the title insurance commitment in connection therewith, if applicable, a copy of the Title Policy in the relevant form attached to the Loan Agreement as Exhibits D-1,  D-2, D-3, or D-4, insuring the Purchaser Mortgages described on Schedule A in favor of Lender and further endorsed to delete the following item from Schedule B of the original title insurance policy: “Financing Statement filed August 3, 2000, in Book 372, Page 6833, executed by Big Cedar L.L.C. to Bluegreen Vacations Unlimited, Inc. affecting the items therein described, which have become affixed to the premises in question.” The Title Policy will insure over and not raise as an exception to coverage in Schedule B thereof any mortgage lien in favor of any lender.

Capitalized terms used in this letter and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.

Very truly yours,

RESORT TITLE AGENCY, INC.,

By:

Name/Title:

EXHIBIT M-4

MANAGEMENT AGREEMENT

(Big Cedar)

[See attached]

EXHIBIT P-5

DESCRIPTION OF Timeshare Program Governing Documents

(Branson Cedars Project)

1.	Declaration of Condominium and Timeshare Plan For Branson Cedars, A Condominium, recorded in Document Number 2023L08370, et. seq., of the Recorder’s Office of Taney County, Missouri.

2.	Articles of Incorporation of Branson Cedars Property Owners Association, as amended.

3.	Bylaws of Branson Cedars Resort Property Owners Association, as amended.

4.	Rules and Regulations of Branson Cedars Resort Property Owners Association, as amended.

5.	Original Sales Certificate for Branson Cedars Resort.